Shareholder votes - Meeting 12/15/2006

WM Group of Funds - WM Retail Funds

WM Equity Income Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:      64,231,458.823
          89,133.432.650
          52.967
          92.975

Against:  ----
          2,772,086.817
          1.647
          2.892

Abstain:  ----
          3,962,329.522
          2.355
          4.133

BNV:      ----
           .000
          0.000
          0.000

Total Voted: 84,140,524.016
             95,867,848.989
             56.969
             100.00

Needed for Quorum -11,727,324.973 votes
                   ----
                   56.969
                   ----

Needed to Pass    -24,901,973.827 affirmative votes
                   -----
                   52.967
                   92.975
Outstanding Shares     168,281,048.032

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S


For:      64,231,458.823
          89,201,599.842
          53.008
          93.046

Against:  -----
          2,632,124.505
          1.564
          2.746

Abstain:  -----
          4,034,124.642
          2.397
          4.208

BNV:      -----
           .000
          0.000
          0.000

Total Voted: 84,140,524.016
             95,867,848.989
             56.969
            100.00

Needed for Quorum -11,727,324.973 votes
                   -----
                   56.969
                   -----

Needed to Pass    -24,970,141.019 affirmative votes
                  -----
                   53.008
                   93.046

Outstanding Shares 168,281,048.032

WM Growth & Income Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:      42,560,055.626
          58,804.526.433
          69.084
          89.958

Against:   -----
           4,781,982.006
           5.618
           7.315

Abstain:   -----
           1,782,283.616
           2.094
           2.727

BNV:       -----
            .000
           0.000
           0.000

Total Voted: 42,560,055.626
             65,368,792.055
             76.796
             100.00

Needed for Quorum -22,808,736.429 votes
                   ------
                   76.796
                   ------

Needed to Pass     -16,244,470.806 affirmative votes
                   -----
                   69.084
                   89.958

Outstanding Shares 85,120,111.253

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:           42,560,055.626
               59,123,134.038
               69.458
               90.446

Against:       -----
              4,048,285.038
              4.756
              6.193

Abstain:      -----
              2,197,372.979
              2.581
              3.362



BNV:          -----
               .000
              0.000
              0.000

Total Voted:  42,560,055.626
              65,368,792.055
              76.769
              100.00

Needed for Quorum -22,808,736.428 votes
                   -----
                   76.769
                   ----

Needed to Pass    -16,563,078.411 affirmative votes
                   -----
                   69.458
                   90.448

Outstanding Shares     85,120,111.253

WM High Yield Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:           52,696,230.151
               74,376.101.529
               58.297
               94.565

Against:       -----
               1,482,240.328
               1.162
               1.885

Abstain:       -----
               2,792,747.920
               2.189
               3.551

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   63,791,089.176
               78,651,089.777
               61.647
               100.00


Needed for Quorum  -14,860,000.601 votes
                    -----
                    61.647
                    -----

Needed to Pass     -21,679,871.378 affirmative votes
                    ------
                    58.297
                    94.365

Outstanding Shares     127,582,178.352

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:           52,696,230.151
               74,349,355.463
               58.276
               97.531

Against:       -----
               1,628,141.182
               1.276
               2.070

Abstain:       -----
               2,673,593.132
               2.096
               3.399

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   63,791,089.176
               78,651,089.777
               61.647
               100.00

Needed for Quorum  -14,860,000.601 votes
                    ------
                    61.647
                    -----

Needed to Pass     -21,653,125.312 affirmative votes
                    -----
                    58.276
                    94.531

Outstanding Shares     127,582,178.352

WM Income Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:           66,672,495.098
               103,351.045.310
               77.507
               92.557

Against:        ----
                3,948,866.039
                2.961
                3.537

Abstain:        -----
                4,338,493.392
                3.254
                3.886

BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    66,672,495.098
                111,638,404.741
                83.721
                100.00

Needed for Quorum  -44,965,909.643 votes
                    -----
                    83.821
                    -----

Needed to Pass     -36,678,550.213 affirmative votes
                    -----
                    77.507
                    92.577

Outstanding Shares     133,344,990.195

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:               66,672,495.098
                   103,690,979.025
                   77.761
                   92.881

Against:           -----
                   3,613,841.572
                   2.710
                   3.237

Abstain:           -----
                   4,333,584.144
                   3.250
                   3.882

BNV:               -----
                    .000
                   0.000
                   0.000

Total Voted:       66,672,495.098
                   111,638,404.741
                   83.721
                   100.00

Needed for Quorum  -44,965,909.643 votes
                    -----
                    83.721
                    -----

Needed to Pass     -37,018,483.928 affirmative votes
                    -----
                    77.761
                    92.881

Outstanding Shares     133,344,990.195

WM Mid Cap Stock Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            23,328,073.153
                34,366.926.735
                73.660
                94.143

Against:        -----
                1,318,892.962
                2.827
                3.613

Abstain:        -----
                819,321.521
                1.756
                2.244

BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    23,328,073.153
                36,505,141.218
                78.243
                100.00

Needed for Quorum  -13,177,068.065 votes
                    -----
                    78.243
                    -----

Needed to Pass      -11,038,853.582 affirmative votes
                     -----
                     73.660
                     94.143
Outstanding Shares     46,656,146.306

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:           23,328,073.153
               34,450,012.597
               73.838
               94.370

Against:       -----
               1,230,075.032
               2.636
               3.370

Abstain:       -----
               825,053.589
               1.768
               2.260

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   23,328,073.153
               36,505,141.218
               78.243
               100.00

Needed for Quorum     -13,177,068.065 votes
                       ------
                       78.243
                       -----

Needed to Pass        -11,121,939.444 affirmative votes
                       -----
                       73.938
                       94.370

Outstanding Shares     46,656,146.306

WM Reit Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            11,329,955.300
                19,749.390.573
                87.156
                94.930

Against:        -----
                616,304.738
                2.720
                2.962

Abstain:        -----
                438,553.911
                1.935
                2.108
BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    11,329,955.300
                20,804,249.222
                91.811
                100.00

Needed for Quorum   -9,474,293.922 votes
                     -----
                     91.811
                     -----

Needed to Pass      -8,419,435.273 affirmative votes
                     -----
                     87.156
                     94.230

Outstanding Shares     22,659,910.600

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:           11,329,955.300
               19,934,673.710
               87.973
               95.850

Against:       -----
               459,357.083
               2.027
               2.208

Abstain:       -----
               410,218.429
               1.810
               1.972

BNV:           -----
                 .000
                0.000
                0.000


Total Voted:      11,329,955.300
                  20,804,249.222
                  91.811
                  100.00

Needed for Quorum -9,474,293.922 votes
                   -----
                   91.811
                   -----

Needed to Pass    -8,604,718.410 affirmative votes
                   -----
                   87.973
                   95.320

Outstanding Shares     22,659,910.600



WM Small Cap Value Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:           12,106,734.482
               20,770.794.174
               85.782
               89.699

Against:       -----
               1,369,294.290
               5.655
               5.913

Abstain:       -----
               1,016,093.266
               4.196
               4.388
BNV:           -----
                .000
               0.000
               0.000

Total Voted:   12,106,734.482
               23,156,181.730
               95.633
               100.00

Needed for Quorum  -11,049,447.248 votes
                    -----
                   95.633
                   -----

Needed to Pass     -8,664,059.692 affirmative votes
                    -----
                    85.782
                    89.699

Outstanding Shares     24,213,468.964

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         12,106,734.482
             21,081,156.400
             87.064
             91.039

Against:     -----
             1,508,717.583
             6.231
             6.515

Abstain:     -----
             566,307.747
             2.339
             2.446

BNV:         -----
              .000
             0.000
             0.000

Total Voted: 12,106,734.482
             23,156,181.730
             95.633
             100.00

Needed for Quorum -11,049,447.248 votes
                   -----
                   95.633
                   -----

Needed to Pass    -8,974,421.918 affirmative votes
                   -----
                   87.064
                   91.039

Outstanding Shares     24,213,468.964

WM Tax-Exempt Bond Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            8,678,117.428
                12,006.650.597
                48.355
                92.698

Against:        -----
                423,476.920
                1.705
                3.269

Abstain:        -----
                522,286.554
                2.103
                4.032
BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    12,415,180.824
                12,952,414.071
                52.164
                100.00

Needed for Quorum -537,233.247 votes
                   -----
                   52.164
                   -----

Needed to Pass    -3,328,533.169 affirmative votes
                    -----
                   48.335
                   92.698

Outstanding Shares     24,830,361.648

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          8,678,117.428
              11,986,673.776
              48.274
              92.544

Against:      -----
              399,195.410
              1.608
              3.082

Abstain:      -----
              566,544.885
              2.282
               4.374

BNV:           -----
                .000
               0.000
               0.000

Total Voted:  12,415,180.824
              12,952,414.071
              52.164
              100.00

Needed for Quorum  -537,223.247 votes
                    -----
                    52.164
                    -----

Needed to Pass     -3,308,556.348 affirmative votes
                    -----
                    48.274
                    92.544

Outstanding Shares     24,830,361.648

Approval of Proposed Sub-Advisory Agreement with Van Kampen
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         8,678,117.428
             11,859,316.680
             47.761
             91.561

Against:      -----
             404,569.014
             1.629
             3.124
Abstain:     ----
             688,523.377
             2.773
             5.316

BNV:         -----
              .000
             0.000
             0.000

Total Voted: 12,415,180.824
             12,952,414.071
             52.164
             100.00

Needed for Quorum -537,223.247 votes
                   -----
                   52.164
                   -----

Needed to Pass    -3,181,199.252 affirmative votes
                    -----
                   47.761
                   91.561

Outstanding Shares     24,830,361.648

WM U.S. Government Securities Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            81,201,572.084
                131,710.755.398
                81.101
                89.010

Against:        -----
                8,474,874.432
                5.218
                5.727

Abstain:        -----
                7,787,688.472
                4.795
                5.263

BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    81,201,572.084
                147,973,318.302
                91.115
                100.00

Needed for Quorum  -66,771,746.218 votes
                    -----
                    91.115
                    -----

Needed to Pass     -50,509,183.314 affirmative votes
                    -----
                    81.101
                    89.010

Outstanding Shares     162,403,144.168

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
        50% O/S

For:            81,201,572.084
                133,206,916.236
                82.022
                90.021

Against:        -----
                6,607,891.694
                4.069
                4.466

Abstain:        ----
                8,158,510.372
                5.024
                5.514

BNV:            -----
                  .000
                 0.000
                 0.000

Total Voted:     81,201,572.084
                 147,973,318.302
                 91.115
                 100.00

Needed for Quorum -66,771,746.218 votes
                   -----
                   91.115
                   -----

Needed to Pass    -52,005,344.152 affirmative votes
                   -----
                   82.022
                   90.021

Outstanding Shares     162,403,144.168

WM West Coast Equity Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:             16,497,018.481
                 22,482.088.408
                 50.101
                 91.307

Against:         -----
                 1,218,389.564
                 2.715
                 4.948


Abstain:         -----
                921,937.672
                2.055
                3.744

BNV:            -----
                  .000
                 0.000
                 0.000

Total Voted:     22,436,611.944
                 24,622,415.644
                 54.871
                 100.00

Needed for Quorum -2,185,803.700 votes
                   -----
                   54.871
                   -----

Needed to Pass    -5,985,069.927 affirmative votes
                   -----
                   50.102
                   91.300

Outstanding Shares     44,873,223.888

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:           16,497,018.481
               22,588,851.804
               50.339
               91.741

Against:       -----
               1,083,061.139
               2.414
               4.399

Abstain:       -----
               950,502.701
               2.118
               3.860

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   22,436,611.944
               24,622,415.644
               54.871
               100.00

Needed for Quorum -2,185,803.700 votes
                   ----
                   54.871
                   -----

Needed to Pass   -6,091,833.323 affirmative votes
                  -----
                  50.339
                  91.141

Outstanding Shares 44,873,223.888

WM Growth Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            68,384,008.658
                114,113.774.551
                83.436
                91.533

Against:        -----
                5,710,394.165
                4.175
                4.580

Abstain:        -----
                4,846,056.853
                3.543
                3.887

BNV:             -----
                  .000
                 0.000
                 0.000

Total Vo         68,384,008.658
                 124,670,224.569
                 91.155
                 100.00

Needed for Quorum -56,286,216.911 votes
                   -----
                   91.155
                   -----

Needed to Pass    -45,729,765.893 affirmative votes
                   -----
                   83.436
                   91.533

Outstanding Shares     136,768,017.315




Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          68,384,008.658
              114,563,086.014
              83.765
              91.893

Against:      -----
              5,334,887.839
              3.901
              4.279

Abstain:      -----
              4,772,251.716
              3.489
              3.828

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  68,384,008.658
              124,670,225.569
              91.155
              100.00

Needed for Quorum -56,286,216.911 votes
                   -----
                   91.155
                   -----

Needed to Pass    -46,179,077.356 affirmative votes
                   -----
                   83.765
                   91.893

Outstanding Shares     136,768,017.315

Approval of Proposed Sub-Advisory Agreement with Janus
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          68,384,008.658
              113,203,433.333
              82.770
              90.802

Against:      -----
              5,935,048.610
              4.340
              4.761



Abstain:       -----
               5,531,743.626
               4.045
               4.437

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   68,384,008.658
               124,670,225.569
               91.155
               100.00

Needed for Quorum -56,286,216.912 votes
                   -----
                   91.155
                   -----

Needed to Pass    -44,819,424.676 affirmative votes
                   -----
                   82.770
                   90.802

Outstanding Shares     136,768,017.315

Approval of Proposed Sub-Advisory Agreement with ClearBridge
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          68,384,008.658
              112,880,038.812
              82.534
              90.543

Against:      -----
              6,153,097.059
              4.449
              4.935

Abstain:      -----
              5,637,089.698
              4.122
              4.522

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  68,384,008.658
              124,670,225.569
              91.155
              100.00

Needed for Quorum -56,286,216.912 votes
                   -----
                   91.155
                   -----

Needed to Pass     -44,496,030.155 affirmative votes
                   -----
                    82.534
                    90.543

Outstanding Shares     136,768,017.315

Approval of Proposed Sub-Advisory Agreement with Oppenheimer
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          68,384,008.658
              114,873,515.135
              83.992
              92.142

Against:      -----
              4,681,241.680
              3.423
              3.755

Abstain:      -----
              5,115,468.754
              3.740
              4.103

BNV:          -----
                .000
               0.000
               0.000

Total Voted:   68,384,008.658
               124,670,225.569
               91.155
               100.00

Needed for Quorum -56,286,216.911 votes
                   -----
                   91.155
                   -----

Needed to Pass    -46,489,506.478 affirmative votes
                    -----
                   82.992
                   92.142

Outstanding Shares     136,768,017.315

WM International Growth Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:            46,147,971.174
                75,531.052.739
                81.836
                90.625

Against:        -----
                6,030,750.291
                6.534
                7.236

Abstain:        -----
                1,783,081.613
                1.932
                2.139

BNV:            -----
                 .000
                0.000
                0.000

Total Voted:    46,147,971.174
                83,344,884.643
                90.302
                100.00

Needed for Quorum -37,196,913.469 votes
                   -----
                   90.302
                   -----

Needed to Pass    -29,383,081.565 affirmative votes
                   -----
                   81.836
                   90.625

Outstanding Shares     92,295,942.348

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         46,147,971.174
             75,441,790.293
             81.739
             90.518

Against:     -----
             5,964,824.228
             6.463
             7.157

Abstain:     -----
             1,938,270.122
             2.100
             2.326

BNV:         ------
             .000
             0.000
             0.000

Total Voted: 46,147,971.174
             83,344,884.643
             90.302
             100.00

Needed for Quorum    -37,196,913.469 votes
                       --------
                      90.302
                       -------

Needed to Pass       -29,293,819.119 affirmative votes
                    --------
                     91.739
                     90.514


Outstanding Shares     92,295,942.348

Approval of Proposed Sub-Advisory Agreement with CGTC
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
        50% O/S

For:          46,147,971.174
              76,535,024.769
              82.923
              91.829

Against:      -----
              4,489,953.869
              4.865
              5.387

Abstain:      -----
              2,319,906.005
              2.514
              2.784

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  46,147,971.174
              83,344,884.643
              90.302
              100.00

Needed for Quorum -37,196,913.469 votes
                   -----
                  90.302
                  -----

Needed to Pass -30,387,053.595 affirmative votes
                -----
                82.923
                91.829

Outstanding Shares   92,295,942.348

WM Short Term Income Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S



THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:          51,345,651.593
              78,587.323.721
              76.528
              93.210

Against:      -----
              3,850,594.676
              3.750
              4.567

Abstain:      -----
              1,873,833.944
              1.825
              2.223

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  51,345,651.593
              84,311,752.341
              82.102
              100.00

Needed for Quorum -32,966,100.749 votes
                   -----
                   82.102
                   -----

Needed to Pass    -27,241,672.129 affirmative votes
                   -----
                   76.528
                   93.210

Outstanding Shares     102,691,303.185

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          51,345,651.593
              78,797,684.671
              76.733
              93.460

Against:      -----
              3,505,000.471
              3.413
              4.157



Abstain:       -----
               2,009,067.199
               1.956
               2.383

BNV:           -----
                .000
               0.000
               0.000

Total Voted:   51,345,651.593
               84,311,752.341
               82.102
               100.00

Needed for Quorum -32,966,100.749 votes
                   -----
                   82.102
                   -----

Needed to Pass    -27,452,033.079 affirmative votes
                   -----
                   76.733
                   93.460

Outstanding Shares     102,691,303.185

WM Small Cap Growth Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:          12,429,292.846
              17,075.697.251
              66.901
              92.046

Against:      -----
              920,953.807
              3.608
              4.964

Abstain:      -----
              554,532.294
              2.173
              2.989

BNV:          -----
               .000
               0.000
               0.000


Total Voted:    12,761,942.523
                18,551,183.352
                72.682
                100.00

Needed for Quorum -5,789,240.829 votes
                   -----
                   72.682
                   -----

Needed to Pass    -4,646,404.405 affirmative votes
                   -----
                   66.901
                   91.046

Outstanding Shares 25,523,885.046

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          12,429,292.846
              17,110,814.186
              67.038
              92.236

Against:      -----
              864,132.184
              3.386
              4.658

Abstain:      -----
              576,236.983
              2.258
              3.106

BNV:          -----
                .000
               0.000
               0.000

Total Voted:   12,761,942.523
               18,551,183.352
               72.682
               100.00

Needed for Quorum -5,789,240.829 votes
                   -----
                   72.682
                   -----

Needed to Pass -4,681,521.340 affirmative votes
                -----
                66.038
                92.236

Outstanding Shares     25,523,885.046


Approval of Proposed Sub-Advisory Agreement with Delaware
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          12,429,292.846
              16,855,308.939
              66.037
              90.858

Against:      -----
              1,035,414.651
              4.057
              5.581

Abstain:      -----
              660,459.762
              2.588
              3.560

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  12,761,942.523
              18,551,183.352
              72.682
              100.00

Needed for Quorum -5,789,240.829 votes
                   -----
                   72.682
                   ----

Needed to Pass    -4,426,016.093 affirmative votes
                   -----
                   66.037
                   90.858

Outstanding Shares  25,523,885.046

Approval of Proposed Sub-Advisory Agreement with Oberweis
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         12,429,292.846
             16,837,815.267
             65.969
             90.764

Against:     -----
             1,011,020.054
             3.961
             5.450



Abstain:       -----
               702,348.031
               2.752
               3.786

BNV:           -----
                 .000
                0.000
                0.000

Total Voted:    12,761,942.523
                18,551,183.352
                72.682
                100.00

Needed for Quorum -5,789,240.829 votes
                   -----
                   72.682
                   -----

Needed to Pass    -4,408,522.421 affirmative votes
                   -----
                   65.969
                   90.764

Outstanding Shares     25,523,885.046

WM Money Market Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:           415,076,123.899
               579,725.869.355
               47.439
               93.577

Against:       -----
               17,554,379.310
               1.436
               2.834

Abstain:       -----
               22,236,354.170
               1.820
               3.589

BNV:           -----
                .000
               0.000
               0.000


Total Voted:     611,026,525.628
                 619,516,602.835
                 50.695
                 100.00

Needed for Quorum -8,490,077.207 votes
                    -----
                   50.695
                    -----

Needed to Pass   -164,649,745.456 affirmative votes
                  -----
                  47.439
                  93.577

Outstanding Shares  1,222,053,051.257

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:          415,076,123.899
              581,000,786.495
              47.543
              93.783

Against:      -----
              17,096,802.490
              1.399
              2.760

Abstain:      -----
              21,419,013.850
              1.753
              3.457

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  611,026,525.628
              619,516,602.835
              50.695
              100.00

Needed for Quorum -8,490,077.207 votes
                   -----
                   50.695
                    -----

Needed to Pass   -165,924,662.596 affirmative votes
                  -----
                  47.543
                  93.783

Outstanding Shares  1,222,053,051.257


WM California Municipal Fund
To approve the Agreement and Plan of Reorganization.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:        12,520,373.629
            17,058.925.895
            47.605
            91.287

Against:    -----
           532,522.912
           1.486
           2.850

Abstain:    -----
            1,095,676.013
            3.058
            5.863

BNV:        -----
             .000
            0.000
            0.000

Total Voted: 17,916,994.736
             18,687,124.820
             52.149
             100.00

Needed for Quorum -770,130.084 votes
                   -----
                   52.149
                   -----

Needed to Pass -4,538,552.266 affirmative votes
                -----
                47.605
                91.287

Outstanding Shares 35,833,989.472

Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
         50% O/S

For:         12,520,373.629
             17,028,259.451
             47.520
             91.123

Against:        -----
                536,601.837
                1.497
                2.872

Abstain:        -----
                1,122,263.532
                3.132
                6.006

BNV:            -----
                  .000
                 0.000
                 0.000

Total Voted:     17,916,994.736
                 18,687,124.820
                 52.149
                 100.00

Needed for Quorum -770,130.084 votes
                   -----
                   52.149
                   -----

Needed to Pass    -4,507,885.882 affirmative votes
                    -----
                   47.520
                   91.123

Outstanding Shares     35,833,989.472

Approval of Proposed Sub-Advisory Agreement with Van Kampen
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
         50% O/S

For:           12,520,373.629
               16,840,757.145
               46.997
               90.120

Against:       ------
               531,325.413
               1.483
               2.843

Abstain:       -----
               1,315,042.262
               3.670
               7.037

BNV:           -----
                .000
               0.000
               0.000


Total Voted:    17,916,994.736
                18,687,124.820
                52.149
                100.00

Needed for Quorum -770,130.084 votes
                   -----
                   52.119
                   -----

Needed to Pass    -4,320,383.516 affirmative votes
                   -----
                   46.997
                   90.120

Outstanding Shares 35,833,989.472

WM California Insured Intermediate Municipal Fund
To approve the Agreement and Plan of Reorganization.

Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

THE INFORMATION WILL BE IN THE FOLLOWING ORDER:
REQUIRED VOTING LEVEL
CURRENT VOTING LEVEL
% OF O/S
% OF VOTED

For:          3,662,046.382
              5,006.916.774
              50.025
              91.605

Against:      -----
              102,230.625
              1.021
              1.870

Abstain:      -----
              356,593.499
              3.563
              6.524

BNV:          -----
               .000
              0.000
              0.000

Total Voted:  5,004,432.241
              5,465,740.868
              54.609
              100.00

Needed for Quorum -461,308.627 votes
                   -----
                   54.609
                   -----


Needed to Pass -1,344,870.362 affirmative votes
                -----
                50.025
                91.605

Outstanding Shares     10,008,864.483
Approval of Proposed Advisory Agreement with WMA.
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         3,662,046.382
             5,003,298.161
             49.989
             91.539

Against:     -----
             100,889.625
             1.008
             1.846

Abstain:     -----
             361,553.082
             3.612
             6.615

BNV:         -----
               .000
              0.000
              0.000

Total Voted:  5,004,432.241
              5,465,740.868
              54.609
              100.00

Needed for Quorum -461,308.627 votes
                   -----
                   54.609
                   -----

Needed to Pass -1,341,251.779 affirmative votes
                -----
                49.989
                91.539
Outstanding Shares     10,008,864.483

Approval of Proposed Sub-Advisory Agreement with Van Kampen
Vote - Non-Routine
Quorum -  50% O/S
Passing - 67% Voted
          50% O/S

For:         3,662,046.382
             4,974,102.432
             49.697
             91.005

Against:     -----
             118,465.354
             1.184
             2.167

Abstain:     -----
             373,173.082
             3.728
             6.827

BNV:         -----
              .000
             0.000
             0.000

Total Voted: 5,004,432.241
             5,465,740.868
             54.609
             100.00

Needed for Quorum -461,308.627 votes
                    -----
                   54.609
                   -----

Needed to Pass -1,312,056.050 affirmative votes
                -----
                49.697
                91.005

Outstanding Shares  10,008,864.483